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                                                                   EXHIBIT 10.50

                          JOINT DEVELOPMENT AGREEMENT

        This Joint Development Agreement ("Agreement") is made and entered into effective as of this 14th day of December, 2001 ("Effective Date"), by and between ESS Technology, Inc., ("ESS"), a California corporation, with its principal place of business at 48401 Fremont Blvd., Fremont, CA 94538, USA, and *** ("Counterparty*"), a corporation organized under the laws of ***, with its principal place of business at ***.

                                    RECITALS

WHEREAS, ESS is engaged in the business of designing and developing MPEG 2 controller and other certain integrated circuits;

WHEREAS, Counterparty* is engaged in the business of designing and developing *** and other certain integrated circuits;

WHEREAS, ESS and Counterparty* desire to work closely together to jointly develop a *** product that combines the respective parties' MPEG 2 controller and *** for DVD player application technology, and Counterparty* desires to provide ESS ***;

WHEREAS, ESS and Counterparty* desire to enter into this Agreement to clarify their respective rights and obligations to each other with respect to the joint development of such new products among other things;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, the parties agree as follows:

                                    AGREEMENT

1. DEFINITIONS. As used in this Agreement, these terms shall have the following definitions:

        1.1 "Counterparty* Component" shall mean ***.

        1.2 "Counterparty* Deliverables" means the services and materials designated as "*** Deliverables" on the Development Schedule.

        1.3 "Counterparty* Existing IPR" shall mean the patents, copyrights, trade secrets, know-how and mask works based on inventions (whether patentable or not) developed on or prior to the Effective Date which are
        (a) owned or licensed by Counterparty* and which Counterparty* has the right to license or sublicense, (b) related to Counterparty* Component, and (c) reasonably necessary to develop, manufacture, use and sell the Combined Product.

        1.4 "Counterparty* Improvements" shall mean any modification, invention, discovery, development, or works of authorship, whether or not patentable, that modifies, improves upon, extends, enhances or constitutes a derivative work of the Counterparty* Existing IPR by either or both patties during the Term of this Agreement.


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        1.5 "Counterparty* IPR" shall mean the Counterparty* Existing IPR and
        Counterparty* Improvements. Counterparty* IPR does not include any trade name, trademark or service mark owned and/or used by Counterparty*.

        1.6 "Combined Product" shall mean all single chip devices, which integrates ESS Component and Counterparty* Component, developed jointly by the parties pursuant to this Agreement and which incorporates the functional specifications for the Combined Product set forth in Exhibit
        A. There are two major categories of Combined Product as set forth in Exhibit A.

        1.7 "Confidential Information" shall mean the information of either party ("Disclosing Party") which is disclosed to the other party (`Receiving Party') pursuant to this Agreement, in written form and marked "Confidential" or if disclosed orally, the Disclosing Party shall send a written summary of such information to the Receiving Party within thirty (30) days of the date of the initial disclosure and mark such summary "Confidential." Confidential Information shall include, but not be limited to, trade secrets, know-how, inventions, techniques, processes, algorithms, software programs, schematics, designs, contracts, financial information, and non-public business information.

        1.8 "Deliverables" shall mean the Counterparty* Deliverables and ESS Deliverables.

        1.9 "Development Schedule" shall mean the schedule of Deliverables and timetable set forth in Exhibit B for the development of the Combined Product.

        1.10 "Engineering NRE" shall mean the engineering fees, costs, expenses and other charges of the independent companies to produce and package the engineering silicon for Combined Product. The Engineering NRE is limited to the cost of the masks, engineering fabrication, engineering packaging and all third-party testing costs related thereto. Unless agreed by both parties in writing, any other cost not related to the masks, engineering fabrication, engineering packaging and all third-party testing, shall not included in Engineering NRE.

        1.11 "Specifications" shall mean the functional specifications, set forth in Exhibit A, developed by Counterparty* and ESS for the Combined Product, and as amended from time to time by mutual written agreement of the Parties.

        1.12 "ESS Component" shall mean ESS's MPEG 2 controller.

        1.13 "ESS Deliverables" shall mean the services and materials designated as ESS Deliverables on the Development Schedule.

        1.14 "ESS Existing IPR" shall mean the patents, copyrights, trade secrets, know how and mask works based on inventions (whether patentable or not) developed on or prior to the Effective Date which are (a) owned or licensed to ESS and which ESS has the right to

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        license or sublicense, (b) related to Counterparty*, and (c) reasonably necessary to develop, manufacture, use and sell the Combined Product.

        1.15 "ESS Improvements" shall mean any modification, invention, discovery, development, or works of authorship, whether or not patentable, that modifies, improves upon, extends, enhances or constitutes a derivative work of the ESS Existing IPR by either or both parties during the Term of this Agreement.

        1.16 "ESS IPR" shall mean ESS Existing IPR and ESS Improvements. ESS IPR does not include any trade name, trademark or service mark owned and/or used by ESS.

        1.17 "R&D" shall mean Research and development.

        1.18 "Sales cost" shall mean (a) direct marketing/sales costs, including but not limited to commission and related cost, calculated at ***% of total sales; (b) Indirect sales cost charge is limited to the maximum ***% of total sales only. Items and amount of each indirect sales cost shall be discussed and agreed by both parties in writing prior to the release of the Profit Sharing Report; (c) Inventory costs shall be calculated at ***% of total sales; (d) Handling charge is limited to the maximum of ***% of total sales in *** only. Items and amount of each handling charge shall be discussed and agreed by both parties in writing prior to the release of the Profit Sharing Report;
        (e) Sales rebate and marketing developing fund ("MDF") shall be counted as a portion of the cost of total sales, with the actual figure agree by both parties.

        1.19 "***" shall mean the *** provided by Counterparty*.

2.      R&D RESPONSIBILITIES

        2.1 ESS'S R&D OBLIGATIONS. ESS will perform the design, develop, and integrate the Combined Product.

        2.2 COUNTERPARTY* R&D OBLIGATIONS. Counterparty* will provide necessary help and materials set forth in Exhibit B, Deliverables & Development Schedule, under the heading "Counterparty* Deliverables".

        2.3     R&D COST.

                2.3.1 Counterparty* and ESS will each be responsible for ***% of the Engineering NRE.

                2.3.2 Each party shall be responsible for their own internal engineering costs necessary to produce the Deliverables and the Combined Product.

        2.4 WORK AND TIME TABLE. The Counterparty*, ESS Deliverables, and Development set forth in Exhibit B shall be provided by both parties within thirty (30) after the Effective Day. The parties will also use their reasonable diligent efforts to meet the

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        target date of the Development Schedule set forth in Exhibit B. The parties may mutually agree to amend the Development Schedule.

3.      INTERNAL USE LICENSES

        3.1 INTERNAL USE LICENSE TO COUNTERPARTY*. ESS hereby grants to Counterparty* during the Term a nonexclusive, nontransferable, worldwide, royalty-free license to use, reproduce and modify the ESS IPR and any materials delivered to Counterparty* under this Agreement, internally at Counterparty*, for the sole purpose of developing the Combined Product.

        3.2 INTERNAL USE LICENSE TO ESS. Counterparty* hereby grants to ESS during the Term a nonexclusive, nontransferable, worldwide, royalty-free license to use, reproduce and modify the Counterparty* IPR and any materials delivered to ESS under this Agreement, internally at ESS, for the sole purpose of developing the Combined Product.

4.      MANUFACTURING, MARKETING AND DISTRIBUTION

        4.1 LICENSE TO ESS. Counterparty* hereby grants to ESS, and ESS accepts, an *** license to utilize during the Term the Counterparty* IPR solely on or in connection with the development, manufacture, promotion, distribution and sale of the Combined Product. The license includes the right to sublicense to ESS's fab foundries the right to manufacture the Counterparty* IPR solely as a component of the Combined Product.

        4.2 LICENSE TO COUNTERPARTY*. ESS hereby grants to Counterparty*, and Counterparty* accepts, an *** license to utilize during the Term the ESS IPR solely on or in connection with the distribution and sale of the Combined Product. The license includes the right to sublicense to Counterparty*'s fab foundries the right to manufacture the ESS IPR solely as a component of the Combined Product..

        4.3 ESS SUBLICENSE. The licenses of Section 4.1 shall be non sublicensable except: (a) the right of ESS to sublicense the software object code of the Counterparty* IPR to end users of the Combined Product; (b) the right to sublicense the software source code to customers of Combined Product upon terms to be negotiated by the parties in good faith.

        4.4 COUNTERPARTY* SUBLICENSE. The licenses of Section 4.2 shall be non sublicensable except: (a) the right of Counterparty* to sublicense the software object code of the ESS IPR to end users of the Combined Product; (b) the right to sublicense the software source code to customers of Combined Product upon terms to be negotiated by the parties in good faith.

        4.5 MANUFACTURING. *** have the manufacturing right of the Combined Product. ESS shall place all Combined Product purchase orders to Counterparty*. After receiving purchase orders from ESS, *** shall operate the manufacturing of Combined Product.

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        ESS shall pay for all inventory of Combined Product, including but not limited to the wafer and packaged integrated circuit, ***.

        4.6 MARKETING. ESS shall be entitled to market, promote, and sell the Combined Product utilizing the ESS sales channel.

        4.7 PROFIT-SHARING. The profit sharing scheme is subject to Exhibit C of the Agreement.

        4.8 MODIFICATIONS TO PROFIT SHARING STRUCTURE. The parties reserve the right to alter the terms of Exhibit C as they may agree from time to time in writing.

        4.9 SUPPORT. Each party shall bear its own engineering support costs, and each party shall provide the necessary manpower, support and service to customers utilizing the ESS sales channel.

        4.10 MAINTENANCE. ESS agrees to use reasonable commercial efforts to make bug fixes as requested by Counterparty* to the ESS Component of the Combined Product to the extent that such proprietary information and technology are incorporated as part of the Combined Product. Counterparty* agrees to use reasonable commercial efforts to make bug fixes as requested by ESS to the Counterparty* Component of the Combined Product to the extent that such proprietary information and technology are incorporated as part of the Combined Product. Any such bug fixes shall be deemed to constitute ESS IPR or Counterparty* IPR, as applicable.

        4.11 ***. Counterparty* agrees to provide ESS *** with a reasonable price, where reason price means the cost of *** plus handling charge.

5.      ACCOUNTING; AUDIT; PAYMENT

        5.1 REPORTS AND-PAYMENT. ESS shall (i) render a profit sharing report ("Profit Sharing Report") within thirty (30) days after the close of each calendar month during the Term hereof, whether or not any payment is shown to be due thereunder, and (ii) remit the Profit Payments (defined in Exhibit C) due Counterparty*, if any, within thirty (30) days after the close of each calendar month during the Term hereof. The Profit Sharing Payments shall be paid in U.S. Dollars and acceptance thereof by the payee and shall not preclude the payee from questioning the correctness of the Profit Sharing Payment at any time. All Profit Sharing Payments shall be paid without set-off of any amount whatsoever. The Profit Sharing Reports shall be in a form mutually agreeable to the Parties and be consistent with the revenue and profit sharing arrangement described in section 4.6 hereof. The Profit Sharing Report shall contain at least the following information for the previous calendar quarter: (i) the *** of the Combined Product sold; (ii) the *** of Combined Product; (iii) all *** of the Combined Product thereof; (iv) each item of ***; and (v) the amount of the Profit Sharing Payment.

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        5.2 Each party shall keep complete and accurate records and accounts with respect to its manufacturing, sales and distribution of the Combined Product. These records shall be retained by each party for a period of not less than three (3) years after expiration or termination of this Agreement. Not more than twice per calendar year, the Parties shall be entitled to audit, through an independent auditor retained by the auditing party the other Parties books and records, upon at least thirty (30) days prior written notice to the other party. Each party shall pay to the other party an amount corresponding to the net amount of any underpayment of the profit sharings due hereunder within thirty
        (30) days after notice by the auditor of such underpayment or overpayment, as applicable, as well as an interest on such underpayment or overpayment at the rate of twelve percent (12%) per year, or the maximum rate permitted by law, whichever is lower. A failure to complete an audit and assert a claim within a three-year period after delivery of a Revenue and Profit Sharing Report shall constitute a waiver of the right to audit and/or assert a claim with respect to such Revenue and Profit Sharing Report. If a Party's duly authorized representative discovers a deficiency in the amounts due under this Agreement (an "Audit Deficiency") the audited Party shall promptly pay such Audit Deficiency to the auditing Party and, if such Audit Deficiency is five percent (5%) or more of the amount paid to the auditing Party for such audit period, the audited Party shall also reimburse the auditing Party for all reasonable costs and expenses incurred by the auditing Party in connection with such audit and collection of the Audit Deficiency. The results of such audit shall be deemed Confidential Information pursuant to Section 10 hereof.

6.      RESPONSIBILITY FOR TAXES

        Each party agrees to pay, indemnify and, hold the other party harmless from any sales, use, excise, import or export, value-added, or similar tax or duty, and any other tax or duty not based on the other party's net income ("Taxes"), and all government permit fees, license fees, royalty fees, customs fees or similar fees ("Fees"), levied upon any deliverables by such party under this Agreement or due to any payment to be made pursuant to this Agreement, and any penalties, interest, collection costs and withholding costs associated with any of the foregoing items ("Additional Costs"). Taxes, Fees and Additional Costs required to be paid by each party pursuant to this Section 6 are in addition to, and may not be claimed as a reduction or offset against, any payments due to the other party under this Agreement.

7.      DISCLAIMER OF WARRANTIES

        NEITHER PARTY MAKES ANY WARRANTIES IN THIS AGREEMENT AS TO ESS COMPONENT, COUNTERPARTY* COMPONENT, THE COMBINED PRODUCT, ESS IPR, COUNTERPARTY* IPR, TECHNOLOGY, MATERIALS, SERVICES, INFORMATION OR OTHER ITEMS IT FURNISHES PURSUANT TO THIS AGREEMENT, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURCHASE, OR THAT SUCH ITEMS ARE FREE FROM THE

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        RIGHTFUL CLAIM OF ANY THIRD PARTY BY WAY OF INFRINGEMENT OR THE LIKE.

8.      REPRESENTATIONS AND WARRANTIES

        8.1 ESS REPRESENTATIONS AND WARRANTIES. ESS represents and warrants to Counterparty* that ESS has the corporate power, legal capacity and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. ESS further represents and warrants to Counterparty* that no approval or consent of, notice to, filing or registration with any third party or governmental agency is necessary in connection with ESS's performance of ESS's obligations hereunder that have not been obtained.

        8.2 COUNTERPARTY* REPRESENTATIONS AND WARRANTIES. Counterparty* represents and warrants to ESS that Counterparty* has the corporate power, legal capacity and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Counterparty* further represents and warrants to ESS that no approval or consent of, notice to, filing or registration with any third party or governmental agency is necessary in connection with Counterparty*'s performance of Counterparty*'s obligations hereunder that have not been obtained.

9.      PROPRIETARY RIGHTS OWNERSHIP

        9.1 PRIOR RIGHTS. All intellectual property rights, including patents, patent applications, copyrights and trade secrets, owned by a party as of the Effective Date shall remain the property of such party and no licenses or other rights with respect to such intellectual property are granted to the other party except as expressly set forth in this Agreement. Without limiting the foregoing, ESS shall own all right, title and interest in and to the ESS Existing IPR, and Counterparty* shall own all right, title and interest in and to the Counterparty* IPR, subject only to the terms of this Agreement.

        9.2 ***. Both parties, ESS and Counterparty*, agree that the manufacturing kits, including but not limited to mask set of the Combined Products are intellectual properties of *** and are ***. *** is allowed to use the manufacturing kits to manufacture Combined Product without the approval from *** in writing.

        9.3     IMPROVEMENTS.

                9.3.1 COUNTERPARTY* IMPROVEMENTS. To the extent ESS or Counterparty* develops any Counterparty* Improvements, whether or not as a joint invention, Counterparty* shall own all intellectual property rights in such Counterparty* Improvements. ESS hereby assigns to Counterparty* all ESS's right, title and interest, worldwide, if any, in all intellectual property rights in the Counterparty* Improvements.

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                9.3.2 ESS IMPROVEMENTS. To the extent Counterparty* develops any
                ESS improvements, whether or not as a joint invention, ESS shall own all intellectual property rights in such ESS Improvements. Counterparty* hereby assigns to ESS all Counterparty's right, title and interest, worldwide, if any, in all intellectual property rights in the ESS Improvements.

10.     CONFIDENTIALITY

        10.1 CONFIDENTIALITY OBLIGATIONS. Each party acknowledges that in the course of the performance of this Agreement, it may obtain the Confidential Information of the other party. The Receiving Party (as defined in Section 1.7 "Confidential Information") shall at all times, both during the Term of this Agreement and thereafter, keep in confidence all of the Disclosing Party's (as defined herein) Confidential Information received by it. The Receiving Party shall not use the Confidential Information of the Disclosing Party other than as expressly permitted under the Terms of this Agreement or by a separate written agreement. The Receiving Party shall take all reasonable steps to prevent unauthorized disclosure or use of the Disclosing Party's Confidential Information and to prevent it from failing into the public domain or into the possession of unauthorized persons. The Receiving Party shall not disclose Confidential Information of the Disclosing Party to any person or entity other than its officers, employees and consultants who need access to such Confidential Information in order to effect the intent of this Agreement and who have entered into written confidentiality agreements with the Receiving Party which protects the Confidential Information of the Disclosing Party. The Receiving Party shall immediately give notice to the Disclosing Party of any unauthorized use or disclosure of Disclosing Party's Confidential Information. The Receiving Party agrees to assist the Disclosing Party in remedying such unauthorized use or disclosure of its Confidential Information. The foregoing obligations shall not apply to the extent that Confidential Information includes information which:

                10.1.1 is already known to the Receiving Party at the time of disclosure, which knowledge the Receiving Party shall have the burden of proving;

                10.1.2 is, or, through no act or failure to act of the Receiving Party, becomes publicly known;

                10.1.3 is received by the Receiving Party from a third party without restriction on disclosure;

                10.1.4 is independently developed by the Receiving Party without reference to the Confidential information of the Disclosing Party, which independent development the Receiving Party will have the burden of proving;

                10.1.5 is approved for release by written authorization of the Disclosing Party, or

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                10.1.6 is required to be disclosed by a government agency to further the objectives of this Agreement or by a proper order of a court of competent jurisdiction; provided, however that the Receiving Party will use its best efforts to minimize such disclosure and will consult with and assist the Disclosing Party in obtaining a protective order prior to such disclosure.

        10.2 Except as expressly provided herein, the Confidential Information disclosed, delivered to or required hereunder shall be and remain the sole property of the Disclosing Party. Upon the termination or expiration of this Agreement, and the Disclosing Party's request, the Receiving Party agrees to return or destroy all of the Confidential information of the Disclosing Party and any copies of the same promptly to the Disclosing Party.

11.     INDEMNIFICATION

        11.1 ESS INDEMNIFICATION. ESS shall at it's sole expense indemnify, defend and hold harmless Counterparty* and it's officers, directors and employees, against any claims, liabilities, demands, causes of action, judgements, settlements, and expenses (including reasonable attorneys fees) relating to, arising out of or resulting from (i) any breach of the warranties and/or representations in Section 8 hereof, or (ii) Counterparty*'s use of the ESS Component, ESS IPR, or ESS contributions to the Counterparty* Improvements.

                11.1.1 ESS's obligations hereunder are contingent upon (a) Counterparty* giving prompt written notice to ESS of any such claim, action or demand, (b) Counterparty* allowing ESS to control the defense and related settlement negotiations; provided, however, that ESS shall not enter into any agreement which results in any liability to Counterparty* without Counterparty*'s prior written consent and (c) Counterparty* fully assisting in the defense so long as ESS reimburses Counterparty* for its reasonable fees, expenses and employee time.

                11.1.2 ESS will have no obligation hereunder for any such claims, actions or demands that result from:

                        (a) Counterparty*'s use of the Combined Product in a combination with materials or products not supplied by ESS which violates the rights of third parties to the extent that such infringement would not have arisen except for such combination, or

                        (b) The modification or attempted modification of the Combined Product by parties other than ESS (without ESS's consent).

                11.1.3 In the event that any such claim, action or demand is made against Counterparty*, Counterparty* will promptly furnish ESS with copies of any and

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                all documents (inclusive of all correspondence and pleadings other than attorney-client communications) pertaining thereto.

                11.1.4 THE TOTAL MONETARY AMOUNT OF ESS'S INDEMNIFICATION TO COUNTERPARTY* SHALL BE LIMITED TO A MAXIMUM OF ***.

                11.1.5 THE FOREGOING STATES COUNTERPARTY*'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF PROPRIETARY RIGHTS OF ANY KIND,

        11.2 COUNTERPARTY*'S INDEMNIFICATION. Counterparty* shall at it's sole expense, indemnify, defend and hold harmless ESS and its officers, directors and employees, against any claims, liabilities, demands, causes of action, judgments, settlements, and expenses (including reasonable attorneys' fees) relating to, arising out of or resulting from (i) any breach of the warranties and/or representations in Section 8 hereof, or (ii) ESS's use of the Counterparty* Component, Counterparty* IPR or Counterparty* contributions, to the ESS Improvements.

                11.2.1 Counterparty*'s obligations hereunder are contingent upon
                (a) ESS giving prompt written notice to Counterparty* of any such claim, action or demand, (b) ESS allowing Counterparty* to control the defense and related settlement negotiations; provided, however, that Counterparty* shall not enter into any agreement which results in any liability to ESS without ESS's prior written consent and (c) ESS fully assisting in the defense so long as Counterparty* reimburses ESS for its reasonable fees, expenses and employee time.

                11.2.2 Counterparty* will have no obligation hereunder for any such claims, actions or demands that result from:

                        (a) ESS's use of the Combined Product in a combination with materials or products not supplied by Counterparty* which violates the rights of third parties to the extent that such infringement would not have arisen except for such combination, or

                        (b) The modification or attempted modification of the Combined Product by parties other than Counterparty* (without Counterparty*'s consent).

                11.2.3 In the event that any such claim, action or demand is made against ESS, ESS will promptly furnish Counterparty* with copies of any and all documents (inclusive of all correspondence and pleadings other than attorney-client communications) pertaining thereto.

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                11.2.4 THE TOTAL MONETARY AMOUNT OF COUNTERPARTY*'S
                INDEMNIFICATION TO ESS SHALL BE LIMITED TO A MAXIMUM OF ***.

                11.2.5 THE FOREGOING STATES ESS's SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF PROPRIETARY RIGHTS OF ANY KIND.

12.     WAIVER OF CONSEQUENTIAL DAMAGES

        12.1 IN NO EVENT, WHETHER BASED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE) SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES OF ANY KIND OR FOR LOSS OF REVENUE, LOSS OF BUSINESS OR OTHER FINANCIAL LOSS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH THEREOF, WHETHER OR NOT THE PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

13.     TERM AND TERMINATION

        13.1 TERM. This Agreement will be in effect for a one (1) year period commencing from the Effective Date, unless terminated earlier by either party pursuant to the provisions in this section 13 (the "Original Term"). This Agreement will be automatically renewed for a successive one (1) year period each time(the "Additional Term" and, together with the Original Term, the "Term")unless either party provides written notice of intent to terminate at least (30) days prior to the end of each Term. The Exhibit A "Specifications" and the Exhibit B "Deliverables & Development Schedule" of the Agreement may be amended upon the mutual agreement of the parties in writing during the Term.

        13.2 DEFAULT BY COUNTERPARTY*. ESS has the right to terminate this Agreement and its further obligations hereunder upon the occurrence of any of the following events of default (subject to Counterparty*'s ability to cure or remedy such event as described in Section 13.2.3):

                13.2.1 Counterparty* is involved in any voluntary or involuntary bankruptcy proceeding or any other proceeding concerning insolvency, dissolution, cessation of operations, reorganization or indebtedness or the like, and the proceeding is not dismissed within sixty (60) days,

                13.2.2 Counterparty* becomes insolvent or unable to pay its debts as they mature in the ordinary course of business or makes an assignment for the benefit of its creditors; or

                13.2.3 Counterparty* is in material default of any provision of this Agreement,

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        13.3 DEFAULT BY ESS. Counterparty* has the right to terminate this
        Agreement and its further obligations hereunder upon the occurrence of any of the following events of default (subject to ESS's ability to cure or remedy such event as described in Section 13.3.3):

                13.3.1 ESS is involved in any voluntary or involuntary bankruptcy proceeding or any other proceeding concerning insolvency, dissolution, cessation of operations, reorganization or indebtedness or the like, and the proceeding is not dismissed within sixty (60) days,

                13.3.2 ESS becomes insolvent or unable to pay its debts as they mature in the ordinary course of business or makes an assignment for the benefit of its creditors; or

                13.3.3 ESS is in material default of any provision of this Agreement,

        13.4 RIGHT TO CURE EVENT OF DEFAULT. Upon the occurrence of any event of default entitling a party to terminate this Agreement, the non-defaulting party may send notice of termination, specifying the nature of the default, to the other party. The non-defaulting party will permit thirty (30) days following the date of such notice to enable the other party to cure the default. Failure to cure the default will result in termination without further notice by the non-defaulting party, unless such non-defaulting party extends the cure period by written notice or withdraws the default notice.

        13.5 EFFECT OF TERMINATION. Upon termination or expiration of this
        Agreement:

                13.5.1 All rights and licenses granted hereunder shall terminate immediately; provided, however, that each party may sell its inventory of the Combined Product in existence on the termination date.

                13.5.2 All sublicense agreements entered into pursuant to this Agreement shall terminate immediately.

        13.6 SURVIVAL. The termination or expiration of this Agreement shall in no way relieve either party from its obligations to pay the other any sums accrued hereunder prior to such termination. The parties agree that their respective rights, obligations and duties under Section 4.7 ("Profit Sharing"); Section 5 ("Accounting; Audit; Payment"), Section 7 ("Disclaimer of Warranties"), Section 9 ("Propriety Rights Ownership"),
        Section 10 ("Confidentiality"), Section 11 ("Indemnification"), Section 13 ("Term and Termination") and Section 14 ("General Provisions") of this Agreement shall survive any termination or expiration of this Agreement.

14.     GENERAL PROVISIONS

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        14.1 NOTICE. Any notice provided for or permitted under this Agreement will be treated as having been given when (a) delivered personally, (b) sent by confirmed telex or telecopy, (c) sent by commercial overnight courier with written verification of receipt (d) mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified, at the addresses set forth below, or at such other place of which the other party has been notified in accordance with the provisions of this Section 14.

        If to ESS:           ESS Technology, Inc.
                             48401 Fremont Blvd.,
                             Fremont, California 94538
                             Attn:

        If to Counterparty*: ***
                             ***
                             ***
                             ***

        Such notice will be treated as having been received upon the earlier of actual receipt or five (5) days after posting.

        14.2 NO MODIFICATION WAIVER. The terms of this Agreement shall not be modified except by an agreement in writing signed by both parties hereto. No waiver by either party of a breach or default hereunder shall be deemed a waiver by such party of a subsequent breach or default of a like or similar nature.

        14.3 ENTIRE-AGREEMENT. This Agreement, including Exhibits, shall constitute the entire understanding of the parties with respect to the subject matter, superseding all prior and contemporaneous promises, agreements and understandings, whether written or oral pertaining thereto.

        14.4 RELATIONSHIP OF THE PARTIES. This Agreement does not appoint either party as the agent of the other party, or create a partnership of joint venture between the parties.

        14.5 GOVERNING-LAW. This Agreement shall be construed and interpreted pursuant to the laws of the State of California, and the parties hereto submit and consent to the jurisdiction of the courts of the State of California, excluding its choice of law provisions.

        14.6 SEVERABILITY. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

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        14.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts; each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same Agreement.

        14.8 FURTHER ASSURANCES. The parties hereto shall execute such further documents and perform such further acts as may be necessary to comply with the Terms of this Agreement and consummate the transactions herein provided.

        14.9 ATTORNEY'S FEES. If any legal action or any other proceeding is brought for the enforcement of this Agreement, or if a dispute arises under this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

        14.10 HEADINGS. The headings contained in this Agreement are for convenience and reference purposes only. They do not form a part hereof and shall not affect the meaning or interpretation of this Agreement.

        14.11 ASSIGNMENT. Except as provided in this Agreement and in the event of acquisition, neither party may assign any of its rights hereunder (whether voluntarily, involuntarily, by operation of law or otherwise) unless it has obtained the prior written consent of the other party to the assignment of such rights. Except as provided in this Agreement and in the event of acquisition, neither party may delegate any of its obligations hereunder (whether voluntarily, involuntarily, by operation of law or otherwise) unless it has obtained the prior written consent of the other party to the delegation of such obligations. Any purported assignment or delegation by either party of any rights or obligations hereunder without the other parties prior written approval shall be void and of no further force and effect.

        14.12 EQUITABLE REMEDIES. Each party acknowledges that its failure to perform any of the material terms or conditions of this Agreement shall result in immediate and irreparable damage. The Parties also acknowledge that there may be no adequate remedy at law for such failures and that in the event thereof, each party shall be entitled to equitable relief in the nature of an injunction and to all other available relief, at law or in equity.

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be as of the Effective Date.

        ESS TECHNOLOGY INC.                 ***

        By: /s/ Fred S. L. Chan             By:  /s/ ***
           -------------------------           -----------------------------
           Authorized Representative           Authorized Representative

        Name:  Fred S. L. Chan              Name: ***

        Title: Chairman                     Title: President

        Date: 12/14/2001                    Date: 12/14/2001

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        Exhibit A     Specifications

        Exhibit B     Deliverables & Development Schedule

        Exhibit C     Profit Sharing

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                                    EXHIBIT A

                                 SPECIFICATIONS

        ***


        1.      CLASSIFICATION OF THE ***

                *** can be classified into two major categories, one with Basic Features while the other with Advanced Features. The Basic Features and Advanced Features shall be mutually acceptable by both Parties in writing and can be updated by both Parties from time to time in writing during the Term of this Agreement.

        2.      FEATURES OF EACH OF ***

                This section lists the Basic Features, Advanced features of ***.

                The product specification is defined in EXHIBITION A. All the products with one of the following features are defined as *** with Advanced Features :
                1. ***
                2. ***
                3. ***
                4. ***

                All the products which are not ***s with Advanced Features are defined as *** with Basic features.

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                                    EXHIBIT B

        1.      COUNTERPARTY* DELIVERABLES

        -------------------------- ------------------------ --------------------
        Item                       Deliverables             Due Date
        -------------------------- ------------------------ --------------------

        -------------------------- ------------------------ --------------------

        -------------------------- ------------------------ --------------------


        2.    ESS DELIVERABLES

        -------------------------- ------------------------ --------------------
        Item                       Deliverables             Due Date
        -------------------------- ------------------------ --------------------

        -------------------------- ------------------------ --------------------

        -------------------------- ------------------------ --------------------

        3.      Development Schedule

                Project                                  Target Completion Date

                1.     Tape out

                2.     Demonstration

                3.     Production


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                                    EXHIBIT C

                                 PROFIT SHARING

        1.      DEFINITIONS

                1.1 "Combined Product B" shall mean Combined Product with Basic Features.

                1.2 Combined Product A" shall mean Combined Product with Advanced Features.

                1.3 "Combined Product Price B" means the average selling price of Combined Product B sold.

                1.4 "Combined Product Price A" means the average selling price of Combined Product A sold.

                1.5     "Combined Product Cost" shall mean ***.

                1.6 "Extra Die Cost" shall mean extra cost of each die due to Advanced Features.

                1.7 "Extra Testing Cost" shall mean extra testing cost due to Advanced Features.

                1.8     "Extra Sales Cost" = ***

                1.9     "Total Extra Cost" = ***

        2.      PROFIT SHARING OF PRODUCT B

                The Profit of each Combined Product B will be shared with the following equations:

                ***

        3.      PROFIT SHARING OF PRODUCT A

                The Profit of each Combined Product A will be shared with the following equations:

                ***

        4.      PRICING OF COMBINED PRODUCT B

                ***

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                                      -19-